SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2003

Viastar Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0000-28485	88-0380343
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2451 W. Birchwood Ave, Suite 105, Mesa, AZ 85202
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (480) 894-0311

_________________________________________
(Former name or former address, if changed since last report)

ITEM 8. CHANGE IN FISCAL YEAR

     Effective August 21, 2003, the Registrant has determined to change its fiscal year from that used in its most recent filing with the SEC (December 31, 2003). The date of the new fiscal year end shall be June 30. The Registrant intends to file a transition report on Form 10-K to cover the transition period of January 1, 2003 through June 30, 2003, pursuant to the Securities Exchange Act of 1934, as amended.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viastar Holdings, Inc.

By: /s/ George J. Malasek
George J. Malasek, Chief Financial Officer

DATED: August 21, 2003

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